Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

Exhibit 99.2
	3/12 QTR		6/12 QTR		9/12 QTR

Loan Loss Reserve - Total	$143,819		$137,951		$133,147
General	114,039		116,164		117,164
Specific	29,781		21,787		15,983
Allowance as a % of Gross Loans	1.79%		1.73%		1.69%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,557,847	11.70%	1,567,757	11.87%	1,577,280	12.92%
Core	1,557,847	11.70	1,567,757	11.87	1,577,280	12.92
Risk Based	1,637,250	26.06	1,646,427	26.43	1,653,760	27.29

	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD
Loan Originations - Total	$263,768	$549,531	$430,229	$979,761	$410,517	$1,390,278
Single-Family Residential	114,954	236,385	157,486	393,871	145,351	539,222
Construction - Speculative	27,951	59,340	45,407	104,747	41,747	146,494
Construction - Custom	38,184	89,604	49,755	139,359	70,949	210,308
Land - Acquisition & Development	3,714	5,708	6,109	11,817	9,506	21,323
Land - Consumer Lot Loans	3,027	4,479	3,919	8,398	4,771	13,169
Multi-Family	30,135	68,566	58,088	126,654	63,038	189,692
Commercial Real Estate	10,900	33,115	26,365	59,480	27,991	87,471
Commercial & Industrial	26,637	34,876	71,835	106,711	37,138	143,849
HELOC	8,266	17,459	11,265	28,724	10,026	38,750
Consumer	—	—	—	—	—	—

1 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD
Loan Servicing Fee Income	$2,052	$3,826	$1,482	$5,308	$1,913	$7,222
Other Fee Income	775	1,945	753	2,698	675	3,374
Total Fee Income	$2,827	$5,771	$2,235	$8,006	$2,588	$10,596

	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD
Operating Expenses/Average Assets	1.08%	1.05%	1.06%	1.05%	1.10%	1.07%
Efficiency Ratio	33.58	32.65	33.92	33.68	37.43	34.54
Amortization of Intangibles	$407	$787	$366	$1,153	$356	$1,509

Repayments	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD
Loans	$439,112	$964,425	$483,219	$1,447,644	$516,747	$1,964,391
MBS	294,904	630,178	315,190	945,368	267,715	1,213,083

EOP Numbers	3/12 QTR		6/12 QTR		9/12 QTR
Shares Issued and Outstanding	106,867,527		106,884,239		106,177,615

Share repurchase information	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD
Remaining shares auth. for repurchase	6,908,314	6,908,314	6,908,314	6,908,314	6,188,030	6,188,030
Shares repurchased	625,200	2,175,200	—	2,175,200	720,284	2,895,484
Average share repurchase price	$16.00	$13.93	$—	$13.93	$16.11	$14.48

2 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

Tangible Common Book Value	3/12 QTR	6/12 QTR	9/12 QTR
$ Amount	$1,650,807	$1,676,850	$1,643,676
Per Share	15.45	15.69	15.48

# of Employees	1,248	1,237	1,260
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	3/12 QTR	6/12 QTR	9/12 QTR
Available-for-sale:
Agency MBS	$3,372,397	$3,184,758	$1,169,976
Other	315,228	441,357	611,729
	$3,687,625	$3,626,115	$1,781,705
Held-to-maturity:
Agency MBS	$37,912	$34,433	$1,190,692
Other	795	795	795
	$38,707	$35,228	$1,191,487

3 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

	AS OF 3/31/12		AS OF 6/30/12		AS OF 9/30/12
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,973,633	74.4%	$5,905,148	74.1%	$5,777,677	73.5%
Construction - Speculative	128,857	1.6%	132,630	1.7%	131,526	1.7%
Construction - Custom	235,566	2.9%	210,488	2.6%	211,690	2.7%
Land - Acquisition & Development	156,458	1.9%	139,603	1.7%	128,379	1.6%
Land - Consumer Lot Loans	149,966	1.9%	145,129	1.8%	141,844	1.8%
Multi-Family	687,696	8.6%	693,837	8.7%	710,741	9.0%
Commercial Real Estate	394,489	4.9%	401,594	5.0%	406,365	5.2%
Commercial & Industrial	102,685	1.3%	153,677	1.9%	166,114	2.1%
HELOC	130,583	1.6%	128,596	1.6%	126,943	1.6%
Consumer	71,205	0.9%	68,317	0.9%	65,057	0.8%
	$8,031,138	100%	$7,979,019	100%	$7,866,336	100%
Less:
ALL	143,819		137,951		133,147
Loans in Process	133,379		155,051		213,286
Discount on Acquired Loans	43,687		35,200		43,687
Deferred Net Origination Fees	34,236		34,612		34,421
	355,121		362,814		414,338
	$7,676,017		$7,616,205		$7,451,998

	AS OF 3/31/12		AS OF 6/30/12		AS OF 9/30/12
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,862,053	76.5%	$5,795,922	76.0%	$5,667,567	76.2%
Construction - Speculative	86,255	1.1%	82,829	1.1%	77,532	1.0%
Construction - Custom	144,017	1.9%	122,708	1.6%	106,608	1.4%
Land - Acquisition & Development	128,660	1.7%	112,914	1.5%	105,617	1.4%
Land - Consumer Lot Loans	141,614	1.8%	137,069	1.8%	136,213	1.8%
Multi-Family	670,790	8.7%	668,240	8.8%	668,946	9.0%
Commercial Real Estate	355,912	4.6%	364,163	4.8%	349,397	4.7%
Commercial & Industrial	95,274	1.2%	144,523	1.9%	156,748	2.1%
HELOC	123,457	1.6%	122,609	1.6%	121,191	1.6%
Consumer	67,985	0.9%	65,228	0.9%	62,179	0.8%
	$7,676,017	100%	$7,616,205	100%	$7,451,998	100%

* Excludes covered loans

4 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

	AS OF 3/31/12			AS OF 6/30/12			AS OF 9/30/12
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,257,205	48.3%	64	$4,247,080	48.8%	64	$4,225,874	49.3%	65
ID	586,625	6.7%	16	577,486	6.7%	16	568,933	6.6%	16
OR	1,352,292	15.4%	28	1,344,466	15.5%	28	1,330,480	15.5%	28
UT	338,766	3.9%	10	337,981	3.9%	10	336,398	3.9%	10
NV	203,674	2.3%	4	208,007	2.4%	4	201,730	2.4%	4
TX	126,557	1.4%	6	104,084	1.2%	4	101,603	1.2%	4
AZ	1,256,135	14.3%	22	1,214,099	14.0%	23	1,176,644	13.7%	23
NM	677,186	7.7%	16	649,978	7.5%	16	634,956	7.4%	16
Total	$8,798,440	100%	166	$8,683,181	100%	165	$8,576,618	100%	166

	3/12 QTR			6/12 QTR			9/12 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$267,031	3.0%		$272,819	3.1%		$272,242	3.2%
NOW (interest)	594,878	6.8		595,208	6.9		622,397	7.3
Savings (passbook/stmt)	291,958	3.3		300,182	3.5		314,634	3.7
Money Market	1,710,756	19.4		1,700,233	19.6		1,737,180	20.3
CD's	5,933,817	67.5		5,814,739	66.9		5,630,165	65.5
Total	$8,798,440	100%		$8,683,181	100%		$8,576,618	100%

Deposits greater than $250,000 - EOP	$992,794			$1,010,371			$1,036,388

Brokered Deposits	$—			$—			$—

5 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

	3/12 QTR		6/12 QTR		9/12 QTR
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	116,284	70.0%	129,295	75.6%	131,193	75.7%
Construction - Speculative	8,190	4.9	12,424	7.3	10,634	6.1
Construction - Custom	539	0.3	539	0.3	539	0.3
Land - Acquisition & Development	25,036	15.1	12,514	7.3	13,477	7.8
Land - Consumer Lot Loans	5,641	3.4	5,844	3.4	5,149	3.0
Multi-Family	4,530	2.7	3,405	2.0	4,185	2.4
Commercial Real Estate	4,997	3.0	6,285	3.7	7,653	4.4
Commercial & Industrial	1	—	—	—	16	—
HELOC	591	0.4	388	0.2	198	0.1
Consumer	344	0.2	339	0.2	383	0.2
Total non-accrual loans	166,153	100%	171,033	100%	173,427	100%
Total REO	99,826		88,231		80,800
Total REHI	20,269		19,226		18,678
Total non-performing assets	$286,248		$278,490		$272,905

Total non-performing assets as a
% of total assets	2.11%		2.07%		2.19%

6 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

	3/12 QTR		6/12 QTR		9/12 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$352,622	82.6%	$360,150	83.2%	$361,640	83.4%
Construction - Speculative	20,485	4.8	15,875	3.7	15,907	3.7
Construction - Custom	—	—	1,196	0.3	1,196	0.3
Land - Acquisition & Development	20,443	4.8	17,075	3.9	14,985	3.5
Land - Consumer Lot Loans	14,389	3.4	14,107	3.3	13,782	3.2
Multi-Family	16,955	4.0	17,007	3.9	17,507	4.0
Commercial Real Estate	1,714	0.4	7,049	1.6	7,377	1.7
Commercial & Industrial	4	—	2	—	—	—
HELOC	177	—	290	0.1	884	0.2
Consumer	—	—	—	—	—	—
Total restructured loans (2)	$426,789	100%	$432,751	100%	$433,278	100%

(2) Restructured loans were as follows:
Performing	$387,010	90.7%	$399,299	92.3%	$403,238	93.1%
Non-accrual *	39,779	9.3	33,452	7.7	30,040	6.9
* Included in "Total non-accrual loans" above	$426,789	100%	$432,751	100%	$433,278	100%

7 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

	3/12 QTR		6/12 QTR		9/12 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$14,246	0.95%	$11,896	0.81%	$8,153	0.56%
Construction - Speculative	980	3.04	2,203	6.64	583	1.77
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	11,738	30.01	986	2.83	783	2.44
Land - Consumer Lot Loans	687	1.83	670	1.85	642	1.81
Multi-Family	98	0.06	(279)	(0.16)	(9)	(0.01)
Commercial Real Estate	146	0.15	58	0.06	385	0.38
Commercial & Industrial	59	0.23	(2)	(0.01)	17	0.04
HELOC	76	0.23	141	0.44	—	—
Consumer	691	3.88	563	3.30	382	2.35
Total net charge-offs	$28,721	1.43%	$16,236	0.81%	$10,936	0.56%
** Annualized Net Charge-offs divided by Gross Balance

	3/12 QTR		6/12 QTR		9/12 QTR
SOP 03-3
Accretable Yield	$46,485		$40,258		$67,807
Non-Accretable Yield	219,636		219,636		184,946
Total Contractual Payments	$266,121		$259,894		$252,753

Interest Rate Risk
One Year GAP	(14.5)%		(8.8)%		(10.1)%
NPV post 200 bps shock*	13.04%		12.78%		15.00%
Change in NII after 200 bps shock*	(3.40)%		(1.40)%		(2.10)%
* Assumes no balance sheet management
	3/12 QTR		6/12 QTR		9/12 QTR
CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,209,647	0.86%	$1,009,301	0.94%	$1,519,848	1.03%
From 4 to 6 months	981,387	0.96	1,496,971	1.05	879,355	1.24
From 7 to 9 months	1,074,104	1.33	626,115	1.63	529,578	0.85
From 10 to 12 months	628,188	1.63	536,825	0.85	613,190	0.90

8 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended	SFR Mortgages	GSE MBS
3/31/2011	20.9%	17.1%
6/30/2011	13.3	12.1
9/30/2011	17.1	17.5
12/31/2011	22.0	32.6
3/31/2012	19.5	27.5
6/30/2012	20.9	30.7
9/30/2012	22.9	30.7

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

9 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2012
Single-Family Residential	31,232	185	$5,776,344	188	75	470	733	2.35%	$157,741	2.73%
Construction - Speculative	550	165	90,738	1	1	11	13	2.36	3,064	3.38
Construction - Custom	486	222	107,882	3	—	1	4	0.82	667	0.62
Land - Acquisition & Development	201	611	122,894	2	1	18	21	10.45	12,871	10.47
Land - Consumer Lot Loans	1,560	91	141,772	21	3	38	62	3.97	7,212	5.09
Multi-Family	1,063	637	677,518	2	1	5	8	0.75	4,654	0.69
Commercial Real Estate	895	424	379,395	4	4	10	18	2.01	7,834	2.06
Commercial & Industrial	488	340	166,094	1	—	3	4	0.82	24	0.01
HELOC	1,990	64	126,942	5	1	3	9	0.45	420	0.33
Consumer	9,565	7	63,471	172	64	58	294	3.07	1,969	3.10
	48,030		7,653,050	399	150	617	1,166	2.43%	196,456	2.57%

June 30, 2012
Single-Family Residential	31,789	186	$5,902,632	162	84	508	754	2.37%	$165,664	2.81%
Construction - Speculative	546	174	94,930	5	7	15	27	4.95	7,796	8.21
Construction - Custom	506	245	123,965	1	1	1	3	0.59	583	0.47
Land - Acquisition & Development	211	606	127,953	2	—	12	14	6.64	13,390	10.46
Land - Consumer Lot Loans	1,581	92	145,037	11	6	40	57	3.61	8,492	5.86
Multi-Family	1,095	617	675,334	2	3	4	9	0.82	4,475	0.66
Commercial Real Estate	927	329	305,046	3	2	6	11	1.19	4,378	1.44
Commercial & Industrial	517	287	148,565	2	—	—	2	0.39	19	0.01
HELOC	1,976	57	113,559	1	2	4	7	0.35	735	0.65
Consumer	10,124	7	68,202	160	68	56	284	2.81	1,981	2.90
	49,272		7,705,223	349	173	646	1,168	2.37%	207,513	2.69%

March 31, 2012
Single-Family Residential	32,195	185	$5,969,973	223	143	526	892	2.77%	$185,142	3.10%
Construction - Speculative	527	195	102,655	1	3	18	22	4.17	5,198	5.06
Construction - Custom	580	251	145,406	—	1	1	2	0.34	561	0.39
Land - Acquisition & Development	221	662	146,228	—	3	18	21	9.50	21,128	14.45
Land - Consumer Lot Loans	1,611	93	149,966	10	10	36	56	3.48	7,811	5.21
Multi-Family	1,120	605	677,730	—	2	5	7	0.63	5,213	0.77
Commercial Real Estate	939	311	292,143	16	4	6	26	2.77	5,365	1.84
Commercial & Industrial	536	177	94,901	3	1	2	6	1.12	6	0.01
HELOC	1,998	57	113,368	5	2	7	14	0.70	711	0.63
Consumer	10,784	7	71,080	181	69	62	312	2.89	2,087	2.94
	50,511		7,763,450	439	238	681	1,358	2.69%	233,222	3.00%

10 of 11

Washington Federal, Inc.
Fact Sheet
September 30, 2012
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	March 31, 2012			June 30, 2012			September 30, 2012
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,081,677	$123,771	6.05%	$7,928,565	$118,115	5.88%	$7,827,490	$115,467	5.84%
Mortgage-backed securities	3,541,962	28,682	3.26	3,279,476	25,101	3.08	2,619,887	16,062	2.44
Cash & Investments	932,074	2,151	0.91	1,280,386	2,167	0.67	1,393,834	2,849	0.81
FHLB stock	152,698	—	—	151,715	1	—	151,475	1	—

Total interest-earning assets	12,708,411	154,604	4.89%	12,640,142	145,384	4.63%	11,992,686	134,379	4.46%
Other assets	898,176			869,980			972,263

Total assets	$13,606,587			$13,510,122			$12,964,949

Liabilities and Equity
Customer accounts	8,821,377	22,016	1.00%	8,760,578	20,902	0.96%	8,623,237	20,072	0.93%
FHLB advances	1,960,358	20,516	4.21	1,958,896	20,500	4.21	1,915,960	18,864	3.92
Other borrowings	800,000	7,447	3.74	800,000	7,447	3.74	373,913	3,273	3.48

Total interest-bearing liabilities	11,581,735	49,979	1.74%	11,519,474	48,849	1.71%	10,913,110	42,209	1.54%
Other liabilities	101,738			70,846			139,253

Total liabilities	11,683,473			11,590,320			11,052,363
Stockholders’ equity	1,913,837			1,919,802			1,912,586

Total liabilities and equity	$13,597,310			$13,510,122			$12,964,949

Net interest income		$104,625			$96,535			$92,170

Net interest margin (1)			3.29%			3.05%			3.07%

(1)	Annualized net interest income divided by average interest-earning assets.

11 of 11